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                                                                  EXHIBIT 10.19


                                   FORM OF
                       SECOND AMENDMENT AND CONSENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     This SECOND AMENDMENT AND CONSENT, dated as of November 17, 1997 (this "Amendatory Agreement") to the Existing Credit Agreement (as defined below) is among KEEBLER CORPORATION (formerly known as Keebler Holding Corp.), a Delaware corporation (the "Borrower"), the Lenders (as defined below) signatories hereto and THE BANK OF NOVA SCOTIA, as administrative agent (the "Administrative Agent") for the Lenders.


                             W I T N E S S E T H:


     WHEREAS, the Borrower, certain financial institutions from time to time parties thereto (the "Lenders"), The First National Bank of Chicago, Bank of Montreal, SunTrust Bank, Atlanta and Nationsbank, N.A. (South) (collectively referred to as the "Co-Agents") and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as further amended, supplemented, amended and restated or otherwise modified to the date hereof, the "Existing Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend certain terms contained in the Existing Credit Agreement to, among other things, (i) allow the Borrower to pay a cash dividend to Holdings in excess of the amount otherwise permitted by Section 7.2.6 of the Existing Credit Agreement, (ii) permit Holdings to merge with and into the Borrower (with the Borrower continuing as the surviving corporation of such merger), (iii) permit the Borrower to repay in cash the outstanding principal amount of the Seller Note (including as such principal amount has increased since the Effective Date in accordance with the terms of the Seller Note) and (without duplication) all accrued and unpaid interest thereon and (iv) release the stock of the Borrower currently held in pledge by the Administrative Agent under the Holdings Pledge Agreement; and

     WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects and grant certain consents as provided below (the Existing Credit Agreement, as so amended or otherwise modified by this Amendatory Agreement, being referred to as the "Credit Agreement");


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     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                    PART I
                                 DEFINITIONS

     SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Administrative Agent" is defined in the preamble.

     "Amendatory Agreement" is defined in the preamble.

     "Amendment No. 2" is defined in Subpart 3.1.

     "Borrower" is defined in the preamble.

     "Co-Agents" is defined in the first recital.

     "Credit Agreement" is defined in the third recital.

     "Existing Credit Agreement" is defined in the first recital.

     "Lenders" is defined in the first recital.

     "Second Amendment Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.



                                   PART II
                              AMENDMENTS TO THE
                          EXISTING CREDIT AGREEMENT;
                          CONSENT TO CERTAIN EVENTS

     Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended, and the Lenders hereby consent to the Borrower consummating certain events, in each case in accordance with this Part; except as so



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amended or otherwise modified by the consents granted below, the Existing
Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

     SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

     SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

          "Amendment No. 2" means the Second Amendment and Consent, dated as of November 17, 1997, to this Agreement among the Borrower, the Lenders parties thereto and the Administrative Agent.

          "Assumption Agreement (1997)" means the assumption agreement, dated as of November 17, 1997, among Holdings and the Borrower and acknowledged by the Administrative Agent, delivered pursuant to the terms of Amendment No. 2.

          "Holdings Merger" means the merger of Holdings with and into the Borrower, with the Borrower continuing as the surviving corporation incorporated under the laws of the State of Delaware.

          "Holdings Transaction" means, collectively,

               (i) the payment of a cash dividend by the Borrower to Holdings in an amount not in excess of $27,192,000;

               (ii) the consummation of the Holdings Merger and the execution and delivery of the Assumption Agreement (1997) by the parties thereto (including the assumption of the obligation by the Borrower to become the maker of the Seller Note); and

               (iii) the repayment by the Borrower in cash of the entire outstanding principal amount of the Seller Note (including as such principal amount has increased since the Effective Date in accordance with its terms), and the payment (without duplication) of all accrued and unpaid interest on the Seller Note.

          "Second Amendment Effective Date" is defined in Subpart 3.1 of Amendment No. 2.



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     SUBPART 2.1.2.  Section 1.1 of the Existing Credit Agreement is further amended as follows:

          (a) The definition of "Change in Control" is hereby amended in its entirety to read as follows:

     "Change in Control" means

          (a)  at any time prior to any Initial Public Offering,

                   (i) the failure of the Permitted ARTAL Investor Group to own free and clear of all Liens at least 35% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis, less up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants; or

                   (ii) the failure of Flowers to own, directly or indirectly through wholly-owned Subsidiaries, free and clear of all Liens, at least 35% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis, less up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants; or

          (b)  at any time after an Initial Public Offering,

                   (i) the failure of the Permitted ARTAL Investor Group to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis;

                   (ii) the failure of Flowers to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis;

                   (iii) the failure of the Permitted ARTAL Investor Group and Flowers in the aggregate to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 51% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis;

                   (iv) any "person" or "group" (as such terms are used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than the Permitted ARTAL Investor Group or Flowers or, in either case, any of their wholly-owned Subsidiaries) becomes, directly or indirectly, in a single transaction



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          or in a related series of transactions by way of merger,
          consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 20% of the total voting power in the aggregate of all classes of Capital Stock of the Borrower then outstanding entitled to vote generally in elections of directors of the Borrower; or

                   (v) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by ARTAL or Flowers or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

          (b) The definition of "Sunshine Warrants" is hereby amended in its entirety to read as follows:

                   "Sunshine Warrants" means (prior to the Second Amendment Effective Date) warrants to acquire up to 7.5% of the Capital Stock of Holdings issued in connection with the Sunshine Acquisition and (on and subsequent to the Second Amendment Effective Date) warrants to acquire up to 7.5% of the Capital Stock of the Borrower issued in connection with the Holdings Transaction.

     SUBPART 2.2. Additional Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby further amended mutatis mutandis to the extent necessary to permit the Holdings Transaction. In furtherance of the foregoing, the following Sections of the Existing Credit Agreement are hereby amended as of the Second Amendment Effective Date as follows:

          (a) Section 7.2.2 is hereby amended by deleting the word "and" at the end of clause (i), adding the word "and" at the end of clause (j) and inserting a new clause (k), to read in its entirety as follows:

                   "(k) from (and including) the Second Amendment Effective Date (immediately following the consummation of the Holdings Merger) to (and including) fifteen Business Days following the Second
          Amendment Effective Date, unsecured Subordinated Debt of the
          Borrower in a principal amount not to exceed $32,500,000, evidenced by the Seller Note;

          (b) Section 7.2.6 (including clauses (a), (b), (e) and (f) thereof) is hereby amended (but only to the extent not prohibited in whole or in part by the terms of any Subordinated Debt) as necessary to permit the payment of a cash dividend by the Borrower to Holdings in an amount of up to $27,192,000 and the prepayment of the



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     outstanding principal amount of the Seller Note, and accrued interest thereon, in each case in connection with the consummation of the Holdings Transaction, and (subject to the other terms of clause (g)(i) of Section
     7.2.6 of the Existing Credit Agreement) it is acknowledged and agreed by the Lenders and the Borrower that the amount of the Seller Note repaid in connection with the Holdings Transaction shall reduce the amount of Subordinated Notes that the Borrower is otherwise permitted to redeem, purchase or defease under clause (g)(i) of Section 7.2.6 of the Existing Credit Agreement;

          (c) Section 7.2.8 is hereby amended to the extent necessary to permit the Holdings Merger; and

          (d) Section 7.2.11 is hereby amended to the extent necessary to permit the Holdings Transaction.


                                   PART III
                         CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Second Amendment Effective Date.  This Amendatory
Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 2", on the date (the "Second Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

     SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and the Required Lenders.

     SUBPART 3.1.2. Delivery of Affirmation and Consent. The Administrative Agent shall have received the Affirmation and Consent duly executed and delivered by the parties thereto in substantially the form of Annex I hereto.

     SUBPART 3.1.3. Officer's Certificate. The Administrative Agent shall have received a certificate, executed and delivered by an Authorized Officer of the Borrower, as to (among other things) the certification required pursuant to clause (e) of Section 7.2.6 of the Existing Credit Agreement and the non-contravention of the Indenture and the Subordinated Notes upon the consummation of the Holdings Transaction.

     SUBPART 3.1.4. Legal Opinion. The Administrative Agent shall have received an opinion, in form and substance reasonably satisfactory to it, from Winston & Strawn, special New York counsel to the Borrower.



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     SUBPART 3.1.5.  Assumption Agreement.  The Administrative Agent shall have received the Assumption Agreement (1997), executed and delivered by an Authorized Officer of Holdings and the Borrower.

     SUBPART 3.1.6.  Legal Details, etc.   All documents executed or
submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Administrative Agent and its counsel.


                                   PART IV
                            RELEASE OF COLLATERAL

     Each of the Lenders hereby acknowledges and agrees that on and as of the Second Amendment Effective Date and the consummation of the Holdings Merger, all Collateral (under and as defined in the Holdings Pledge Agreement) in which a security interest has been granted by Holdings pursuant to the Holdings Pledge Agreement shall be released from the Lien of such Loan Document. Each of the Lenders hereby authorizes the Administrative Agent to take all actions and execute all documentation necessary to effect the foregoing.


                                    PART V
                                MISCELLANEOUS

     SUBPART 5.1. Cross-References. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

     SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3. Compliance with Warranties, No Default, etc. The Borrower represents and warrants on the Second Amendment Effective Date for its Subsidiaries and itself, both before and after giving effect to this Amendatory Agreement and the consummation of the Holdings Transaction, as follows:

          (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are, in each case, true and correct in all



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     material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

          (b) no material adverse development has occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to Section 6.7 of the Credit Agreement;

          (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

          (d)  no Default has occurred and is continuing.

     SUBPART 5.4. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 5.5. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.6. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendatory
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    KEEBLER CORPORATION


                                    By
                                      ---------------------------------------
                                      Title:



                                    THE BANK OF NOVA SCOTIA, as Administrative
                                      Agent, the Issuer and a Lender


                                    By
                                      ---------------------------------------
                                      Title:



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                                    THE FIRST NATIONAL BANK OF CHICAGO, as a
                                      Co-Agent and a Lender


                                    By
                                      ---------------------------------------
                                      Title:











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                                    BANK OF MONTREAL, as a Co-Agent and a
                                      Lender


                                    By
                                      ---------------------------------------
                                      Title:











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                                    SUNTRUST BANK, ATLANTA, as a Co-Agent and a
                                      Lender


                                    By
                                      ---------------------------------------
                                      Title:



                                    By
                                      ---------------------------------------
                                      Title:





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                                    NATIONSBANK, N.A. (SOUTH), as a Co-Agent
                                      and a Lender


                                    By
                                      ---------------------------------------
                                      Title:










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                                    ABN AMRO BANK N.V., NEW YORK BRANCH


                                    By
                                      ---------------------------------------
                                      Title:


                                    By
                                      ---------------------------------------
                                      Title:







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                                    THE NORTHERN TRUST COMPANY


                                    By
                                      ---------------------------------------
                                      Title:











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                                    COOPERATIVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK, B.A., NEW YORK
                                     BRANCH


                                    By
                                      ---------------------------------------
                                      Title:


                                    By
                                      ---------------------------------------
                                      Title:





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                                    SOCIETE GENERALE


                                    By
                                      ---------------------------------------
                                      Title:












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                                    WACHOVIA BANK OF GEORGIA, N.A.


                                    By
                                      ---------------------------------------
                                      Title:












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                                    BANQUE FRANCAISE DU COMMERCE
                                     EXTERIEUR


                                    By
                                      ---------------------------------------
                                      Title:


                                    By
                                      ---------------------------------------
                                      Title:






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                                    BANQUE NATIONALE DE PARIS


                                    By
                                      ---------------------------------------
                                      Title:











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                                    COMERICA BANK


                                    By
                                      ---------------------------------------
                                      Title:












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                                    THE FUJI BANK, LIMITED


                                    By
                                      ---------------------------------------
                                      Title:











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                                    GENERALE BANK, NEW YORK BRANCH


                                    By
                                      ---------------------------------------
                                      Title:


                                    By
                                      ---------------------------------------
                                      Title:







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                                    HIBERNIA NATIONAL BANK


                                    By
                                      ---------------------------------------
                                      Title:











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                                    THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD.


                                    By
                                      ---------------------------------------
                                      Title:











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                                    FIRSTRUST BANK


                                    By
                                      ---------------------------------------
                                      Title: